Exhibit 10.5

FORM OF
REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 2023 is made and entered into by and among The Air Water Company, a Cayman Islands exempted company (“Holdings”), Athena Technology Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”), and the shareholders of Air Water Ventures Limited, a private company formed under the Laws of England and Wales (the “Company”), designated as Legacy Company Holders on the signature pages hereto (each such party a “Legacy Company Holder”, and together with the Sponsor and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Holder” and collectively the “Holders”), and, for the limited purpose set forth in Section 5.4 of this Agreement, Athena Technology Acquisition Corp. II, a Delaware corporation (“SPAC”).

RECITALS

WHEREAS, Holdings has entered into that certain Business Combination Agreement, dated as of April 19, 2023 (the “Business Combination Agreement”), by and among Holdings, SPAC, Sponsor, the Company, Project Hydro Merger Sub Inc., a Delaware corporation (“Merger Sub”), and the Legacy Company Holders, pursuant to which, (i) the Legacy Company Holders will transfer all of the outstanding shares of the Company to Holdings in exchange for newly-issued Holdings Ordinary Shares (as defined below), and (ii) immediately after the Share Acquisition Closing (as defined in the Business Combination Agreement), Merger Sub will merge with and into SPAC (the “Merger”), with SPAC continuing as the surviving company after the Merger, as a result of which SPAC will become a direct, wholly-owned subsidiary of Holdings;

WHEREAS, SPAC and Sponsor entered into that certain Registration Rights Agreement, dated as of December 9, 2021 (the “Prior Agreement”);

WHEREAS, Section 5.5 of the Prior Agreement provides that any provision, covenant or condition of the Prior Agreement can be amended or modified upon the written consent of SPAC and Holders (as such term is used in the Prior Agreement) of at least a majority in interest of the Registrable Securities (as such term in used in the Prior Agreement);

WHEREAS, Sponsor owns a majority in interest of the Registrable Securities (as such term is used in the Prior Agreement);

WHEREAS, each of SPAC and Sponsor intends for its entry into this Agreement to constitute written consent pursuant to Section 5.5 of the Prior Agreement to amend the entirety of the Prior Agreement to provide for its termination without giving effect to the terms providing for the survival of certain provisions thereof as set forth in Section 5.7 (Term) of the Prior Agreement, with such termination effective as of the date hereof, in order to provide for the terms and conditions included herein;

WHEREAS, SPAC and Sponsor are parties to that certain Placement Unit Purchase Agreement, dated as of December 9, 2021, pursuant to which the Sponsor purchased, among other things, an aggregate of 987,500 units each unit comprised of one share of Class A common stock of SPAC (the “Private Shares”) and one-half of one warrant, each whole warrant exercisable to purchase one share of Class A common stock of SPAC (the “Private Warrants”) in a private placement transaction that occurred simultaneously with the closing of SPAC’s initial public offering (the “Private Placement”);

WHEREAS, concurrently with the execution of this Agreement, Sponsor, Holdings and Continental Stock Transfer & Trust Company, a New York limited purposes trust company, have entered into an Assignment, Assumption and Amendment Agreement that provides, among other things, the Private Warrants will no longer be exercisable for Class A common stock of SPAC but instead will be exercisable for the same number Holdings Ordinary Shares;

WHEREAS, the parties hereto are entering into this Agreement concurrently with and, effective as of and contingent upon, the Closing; and

WHEREAS, Holdings and the Holders desire to enter into this Agreement, pursuant to which Holdings shall grant the Holders certain registration rights with respect to certain securities of Holdings, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

1.1  Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board or the chairman, chief executive officer or principal financial officer of Holdings (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) Holdings has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Block Trade” has the meaning set forth in Section 2.5(a) of this Agreement.

“Board” shall mean the board of directors of Holdings.

“Business Combination Agreement” shall have the meaning given in the Recitals.

“Business Days” shall have the meaning given in the Business Combination Agreement.

“Closing” shall have the meaning given in the Business Combination Agreement.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Commission Guidance” shall mean (i) any publicly-available guidance of the Commission staff, or any comments, requirements, or requests of the Commission staff and (ii) the Securities Act and the rules and regulations thereunder.

“Company” shall have the meaning given in the Preamble.

“Demand Registration” shall have the meaning given in Section 2.1.1 of this Agreement.

“Demanding Holder” shall have the meaning given in Section 2.1.1 of this Agreement.

“Holder” or “Holders” shall have the meaning given in the Preamble.

“Holdings” shall have the meaning given in the Preamble.

“Holdings Ordinary Shares” means the ordinary shares, with $0.001 par value per share, of Holdings.

“Legacy Company Holders” shall have the meaning given in the Preamble.

“Maximum Number of Securities” shall have the meaning given in Section 2.1.4 of this Agreement.

“Merger Sub” shall have the meaning given in the Recitals.

“Misstatement” shall mean in the case of a Registration Statement, an untrue statement of a material fact or an omission to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and in the case of a Prospectus, an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

“Permitted Transferees” shall mean any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of any lock-up period applicable between such Holder and Holdings, and to any transferee thereafter.

“Piggyback Registration” shall have the meaning given in Section 2.2.1 of this Agreement.

“PIPE Subscription Agreements” shall have the meaning given to the term “Subscription Agreements” in the Business Combination Agreement.

“Prior Agreement” shall have the meaning given in the Recitals.

“Private Placement” shall have the meaning given in the Recitals.

“Private Shares” shall have the meaning given in the Recitals.

“Private Warrants” shall have the meaning given in the Recitals.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any Holdings Ordinary Shares held by a Holder immediately following the Closing, (b) the Private Warrants and Holdings Ordinary Shares issued or issuable upon the exercise of the Private Warrants held by a Holder, (c) any outstanding Holdings Ordinary Shares or other equity securities (including the Holdings Ordinary Shares issued or issuable upon the exercise of any other equity security) of Holdings held by a Holder as of the date of this Agreement to the extent such securities are “restricted securities” or are held by an “affiliate” (each as defined in Rule 144 under the Securities Act) and (d) any other equity security (including any warrants, shares of capital stock or other securities of Holdings issued or issuable as a dividend or other distribution with respect to or in exchange for or in replacement of such Holdings Ordinary Shares), solely to the extent a Holder actually holds such security at the relevant time; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Holdings and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities may be sold without registration, including pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (v) such securities have been sold to, or through, a broker, dealer or Underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the documented, out-of-pocket expenses relating to a Registration, including, without limitation, the following:

(a)   all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which Holdings Ordinary Shares are then listed;

(b)   fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c)   printing, messenger, telephone and delivery expenses;

(d)   reasonable fees and disbursements of counsel for Holdings;

(e)   reasonable fees and disbursements of all independent registered public accountants of Holdings incurred specifically in connection with such Registration; and

(f)  reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration not to exceed $75,000 without the consent of Holdings.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in Section 2.1.1 of this Agreement.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended from time to time.

“Shelf Offering”, “Shelf Offering Request” and “Shelf Offering Notice” shall have the meaning given in Section 2.5(b) of this Agreement.

“Shelf Registration Statement” shall have the meaning given in Section 2.5(a) of this Agreement.

“Sponsor” shall have the meaning given in the Preamble.

“Suspension Event” shall have the meaning set forth in Section 3.4 of this Agreement.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of Holdings are sold to one or more Underwriters in a firm commitment underwriting for distribution to the public.

Article II

REGISTRATIONS

2.1  Demand Registration.

2.1.1    Request for Registration. Subject to the provisions of Section 2.1.4 hereof and provided a Shelf Registration Statement has been filed pursuant to Section 2.3 hereof and been declared effective by the Commission, at any time and from time to time on or after the date on which the Shelf Registration Statement ceases to be effective, Holders of at least a majority in interest of the then outstanding number of Registrable Securities (the “Demanding Holders”) may make a written demand for Registration under the Securities Act of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). Holdings shall, promptly following Holdings’ receipt of a Demand Registration and, in any event, within twenty (20) days of its receipt of such Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify Holdings, in writing, within five (5) Business Days after the receipt by the Holder of the notice from Holdings. Upon receipt by Holdings of any such written notification from a Requesting Holder(s) to Holdings, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and Holdings shall effect, as soon thereafter as reasonably practicable, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. Holdings shall not be obligated to effect more than an aggregate of four (4) Registrations pursuant to a Demand Registration under this Section 2.1.1 with respect to any or all Registrable Securities.

2.1.2    Effective Registration. Notwithstanding the provisions of Section 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (a) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (b) Holdings has complied with all of its obligations under this Agreement with respect thereto; provided that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify Holdings in writing, but in no event later than five (5) days of such election; provided  further that Holdings shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.3    Underwritten Offering. Subject to the provisions of Section 2.1.4 hereof, if a majority-in-interest of the Demanding Holders so advise Holdings as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein; provided that Holdings shall only be obligated to effect an Underwritten Offering pursuant to this Section 2.1.3 if such offering shall include Registrable Securities proposed to be sold by such Holders with an anticipated aggregate offering price, before deduction of underwriting discounts and commissions, of at least $20 million. The applicable Holders shall have the right to select the underwriter(s) for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to Holdings’ prior approval which shall not be unreasonably withheld, conditioned or delayed.

2.1.4    Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises Holdings, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Holdings Ordinary Shares or other equity securities that Holdings desires to sell and Holdings Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggyback registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Holdings shall include in such Underwritten Offering, as follows: (a) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), Holdings Ordinary Shares or other equity securities that Holdings desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), Holdings Ordinary Shares or other equity securities of other persons or entities that Holdings is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5    Demand Registration Withdrawal. A majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Requesting Holders (if any), pursuant to a Registration under Section 2.1.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to Holdings and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration at least three (3) Business Days prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, Holdings shall be responsible for the Registration Expenses incurred in connection with a Demand Registration prior to its withdrawal under this Section 2.1.5.

2.2  Piggyback Registration.

2.2.1    Piggyback Rights. If, at any time on or after the date hereof, Holdings proposes to file a Registration Statement under the Securities Act with respect to an offering equity securities or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities for its own account or for the account of persons other than the Holders of Registrable Securities, other than a Registration Statement (a) filed in connection with any employee or director share option, compensation or other benefit plan, (b) for an exchange offer or offering of securities solely to Holdings’ existing shareholders, (c) for an offering of debt that is convertible into equity securities of Holdings, (d) for an “at-the-market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal, (e) relating to a transaction pursuant to Rule 145 under the Securities Act or (f) for a dividend reinvestment plan, then Holdings shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as reasonably practicable, but not less than ten (10) days (or, in the case of a Block Trade, five (5) days), before the anticipated filing date of such Registration Statement, which notice shall (i) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (ii) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within three (3) Business Days (unless such offering is an overnight or bought Underwritten Offering or Block Trade, then two (2) days), in each case after receipt of such written notice (such Registration a “Piggyback Registration”); provided, that if Holdings has been advised in writing by the managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing, or distribution method of the Holdings Ordinary Shares in, or probability of success of, an Underwritten Offering, then if no Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), Holdings shall not be required to offer such opportunity to such Holders. Holdings shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this Section 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of Holdings included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by Holdings. Holdings may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

2.2.2    Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises Holdings and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Holdings Ordinary Shares that Holdings desires to sell, taken together with (a) Holdings Ordinary Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (b) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (c) Holdings Ordinary Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggyback registration rights of other shareholders of Holdings, exceeds the Maximum Number of Securities, then:

(i)  If the Registration is undertaken for Holdings’ account, Holdings shall include in any such Registration: (A) first, Holdings Ordinary Shares or other equity securities that Holdings desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Holdings Ordinary Shares, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other shareholders of Holdings, which can be sold without exceeding the Maximum Number of Securities; or

(ii)  If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then Holdings shall include in any such Registration: (A) first, Holdings Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Holdings Ordinary Shares or other equity securities that Holdings desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Holdings Ordinary Shares or other equity securities for the account of other persons or entities that Holdings is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3    Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to Holdings and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. Holdings (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (but subject to Section 3.2), Holdings shall be responsible for up to $75,000 of the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

2.2.4    Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3  Shelf Registrations.

(a)   Holdings shall as soon as reasonably practicable, but in any event within thirty (30) days after the Closing Date (as defined in the Business Combination Agreement), file with the Commission a registration statement under the Securities Act for the shelf registration (a “Shelf Registration Statement”) covering, subject to Section 3.3, the public sale or resale of all of the Registrable Securities (determined as of two (2) Business Days prior to such filing) on a delayed or continuous basis. Holdings shall use its commercially reasonable efforts to cause any Shelf Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable after the initial filing of such Shelf Registration Statement, and once effective, Holdings shall cause such Shelf Registration Statement to remain continuously effective for such time period ending on the earliest of (i) the third anniversary of the initial effective date of such Shelf Registration Statement, (ii) the date on which all Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, and (iii) the date as of which there are no longer any Registrable Securities covered by such Shelf Registration Statement in existence. In order for any Holder to be named as a selling security holder in such Shelf Registration Statement, Holdings may require such Holder to deliver all information about such Holder that is required to be included in such Shelf Registration Statement in accordance with applicable law.

(b)   At any time from time to time after the effectiveness of a Shelf Registration Statement, subject to any lock-up restrictions, Holders of Registrable Securities shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering (an “Underwritten Takedown”)) Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”). The applicable Holders shall make such election by delivering to Holdings at least ten (10) Business Days prior to such offering a written request (a “Shelf Offering Request”) specifying the number of Shelf Registrable Securities that such Holders desire to sell pursuant to such offering and the expected price range (net of any underwriting discounts and commissions) of such offering (the “Shelf Offering”); provided that, in the event such Shelf Offering is an Underwritten Takedown, Holdings shall only be obligated to effect such Underwritten Takedown if such offering shall include Shelf Registrable Securities proposed to be sold by the Holder, either individually or together with other Holders, with an anticipated aggregate offering price, before deduction of underwriting discounts and commissions, of at least $20 million. The applicable Holders shall have the right to select the underwriter(s) for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to Holdings’ prior approval which shall not be unreasonably withheld, conditioned or delayed. In the case of an Underwritten Takedown, as promptly as reasonably practicable, but no later than five (5) Business Days after receipt of a Shelf Offering Request, Holdings shall give written notice (the “Shelf Offering Notice”) of such Shelf Offering Request to all other Holders of Shelf Registrable Securities. Holdings shall include in such Shelf Offering the Shelf Registrable Securities of any other Holder that shall have made a written request to Holdings for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be sold by such Holder) within five (5) Business Days after the receipt of the Shelf Offering Notice. Holdings shall, as expeditiously as possible, use its commercially reasonable efforts to facilitate such Shelf Offering. Notwithstanding the foregoing, Holdings is not obligated to effect (i) more than an aggregate of three (3) Underwritten Takedowns pursuant to this Section 2.3(b) in any 12-month period, (ii) more than an aggregate of five (5) Underwritten Takedowns pursuant to this Section 2.3(b) in total, or (iii) an Underwritten Takedown pursuant to this Section 2.3(b) within 90 days after the closing of any public offering of equity securities by Holdings.

(c)   Notwithstanding the foregoing, if any Holder desires to effect a sale of Shelf Registrable Securities that does not constitute an Underwritten Takedown, the Holder shall deliver to Holdings a Shelf Offering Request no later than two (2) Business Days prior to the expected date of the sale of such Shelf Registrable Securities, and Holdings shall use its reasonable efforts to file and effect an amendment or supplement to its Shelf Registration Statement for such purpose as soon as reasonably practicable to the extent necessary in order to enable such offering to take place in accordance with the terms of this Agreement.

(d)   Holdings shall, at the reasonable request of Holders representing a majority of the Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments, or incorporation by reference any required information and otherwise take any action necessary to include therein all disclosure and language deemed reasonably necessary or advisable in the opinion of counsel of such Holders to effect such Shelf Offering.

2.4  Priority on Shelf Offerings. Subject to the provisions of Section 2.1.4 hereof, if the number of Registrable Securities which can be included on a Shelf Registration Statement is otherwise limited by Instruction I.B.5 to Form F-3 (or any successor provision thereto), Holdings shall include in such registration or offering prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which can be included on such Shelf Registration Statement in accordance with the requirements of Form F-3, pro rata among the respective Holders thereof on the basis of the amount of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein.

2.5  Block Trades.

(a)   Notwithstanding anything contained in this Section 2, following the expiration of the applicable lock-up period to such Holder, in the event of a sale of Registrable Securities in an underwritten transaction requiring the involvement of Holdings but not involving any “road show” and which is commonly known as a “block trade” (a “Block Trade”), (1) the Holder shall (i) give at least five Business Days prior notice in writing of such transaction to Holdings, (ii) identify the potential underwriter(s) in such notice with contact information for such underwriter(s) and (iii) the maximum number of Registrable Securities to be sold in such offering and the expected gross proceeds of such offering; and (2) Holdings shall cooperate with such requesting Holder or Holders to the extent it is reasonably able to effect such Block Trade. Any Block Trade shall be for at least $20 million in expected gross proceeds. For the avoidance of doubt, a Block Trade shall not constitute an Underwritten Shelf Takedown. The Holders of at least a majority of the Registrable Shares being sold in any Block Trade shall select the underwriter(s) to administer such Block Trade; provided that such underwriter(s) shall be reasonably acceptable to Holdings.

(b)   Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade, the Holder shall have the right to submit a written notice of withdrawal to Holdings of its intention to withdraw from such Block Trade. Notwithstanding anything to the contrary in this Agreement, Holdings shall be responsible for the Registration Expenses incurred in connection with a Block Trade prior to such Holder’s withdrawal under this Section 2.5(b).

2.6  Restrictions on Registration Rights. If: (a) during the period starting with the date sixty (60) days prior to Holdings’ good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Holdings-initiated Registration and provided that Holdings has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to Section 2.1.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (b) the Holders have requested an Underwritten Registration and Holdings and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (c) in the good faith judgment of the Board such Demand Registration would be seriously detrimental to Holdings and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case Holdings shall furnish to such Holders a certificate signed by the Chairman of the Board or another authorized representative of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to Holdings for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, Holdings shall have the right to defer such filing pursuant to this Section 2.6 for a period of not more than thirty (30) days; provided, however, that Holdings shall not defer its obligation in this manner more than once in any 12-month period.

Article III
HOLDINGS PROCEDURES

3.1  General Procedures. If at any time on or after the date hereof Holdings is required to effect the Registration of Registrable Securities, Holdings shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Holdings shall, as soon as reasonably possible:

3.1.1    prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold or are no longer outstanding or no longer constitute Registrable Securities (such period, the “Effectiveness Period”);

3.1.2    prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the majority-in-interest of the Holders with Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by Holdings or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or are no longer outstanding or no longer constitute Registrable Securities;

3.1.3    upon request made no later than five (5) Business Days prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided, that Holdings will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

3.1.4    prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Holdings and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Holdings shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5    use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by Holdings are then listed;

3.1.6    provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7    advise each seller of such Registrable Securities, promptly after it shall receive notice of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening in writing of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8    during the Effectiveness Period, furnish a conformed copy of each filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, promptly after such filing of such documents with the Commission to each seller of such Registrable Securities or its counsel; provided, that Holdings will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

3.1.9    notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, subject to the provisions of this Agreement, notify the Holders of the happening of any event as a result of which a Misstatement exists, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10    permit a representative of the Holders (such representative to be selected by a majority-in-interest of the participating Holders), the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriters to participate, at each such person’s own expense, in the preparation of the Registration Statement or the Prospectus, and cause Holdings’ officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to Holdings, prior to the release or disclosure of any such information;

3.1.11    obtain a “cold comfort” letter from Holdings’ independent registered public accountants, in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12    on the date the Registrable Securities are delivered for sale pursuant to such Registration, in the event of an Underwritten Registration, obtain an opinion, dated such date, of counsel representing Holdings for the purposes of such Registration, addressed to the Holders and the Underwriters, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders or Underwriters may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.13    in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such Underwritten Offering;

3.1.14    make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of Holdings’ first (1st) full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15    if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50 million, use its reasonable efforts to make available senior executives of Holdings to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering; and

3.1.16    otherwise, in good faith, cooperate with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2  Registration Expenses. All Registration Expenses of all Registrations in the aggregate shall be borne by Holdings. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable and documented fees and expenses of any external legal counsel representing the Holders.

3.3  Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of Holdings pursuant to a Registration initiated by Holdings hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by Holdings and (ii) completes and executes all questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other documents as may be required under the terms of such underwriting arrangements and that are reasonable or otherwise customary.

3.4  Suspension of Sales; Adverse Disclosure. Notwithstanding anything to the contrary in this Agreement, Holdings shall be entitled to postpone the effectiveness of a Registration Statement, and from time to time to require Holders not to sell under a Registration Statement or to suspend the effectiveness thereof, for the shortest period of time determined in good faith by the Company to be necessary for such purpose, if the Registration Statement or Prospectus (i) contains a Misstatement, or in the opinion of counsel for Holdings it is necessary to supplement or amend such Prospectus to comply with applicable law, (ii) would require the inclusion in such Registration Statement of financial statements that are unavailable to Holdings for reasons beyond Holding’s control, (iii) in the good faith judgment of a majority of the Board, would be seriously detrimental to Holdings and the Board concludes, as a result, that it is necessary to defer such filing, initial effectiveness, or continued use at such time, (iv) if the majority of the Board, in its good faith judgment, determines to delay the filing or initial effectiveness of, or suspend the use of, a Registration Statement and such delay or suspension arises out of or is a result of, or is related to or is in connection with any Commission Guidance, (v) in the good faith judgment of a majority of the Board, would materially interfere with a significant acquisition, corporate reorganization, financing, securities offering or other similar transaction involving Holdings, (vi) in the good faith judgment of a majority of the Board, would require premature disclosure of material information that Holdings has a bona fide business purpose for preserving as confidential, or (vii) would otherwise render Holdings unable to comply with requirements under the Securities Act or Exchange Act (each, a “Suspension Event”); provided, however, that Holdings may not delay or suspend a Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days in each case during any 12 month period. Upon notice from Holdings of the occurrence of a Suspension Event, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Registration Statement or Prospectus correcting such Suspension Event (it being understood that Holdings hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until it is advised in writing by Holdings that the use of the Registration Statement or Prospectus may be resumed. If so directed by Holdings, the Holders will deliver to Holdings or, in Holders’ sole discretion destroy, all copies of each Prospectus covering Registrable Securities in Holders’ possession; provided, however, that this obligation to deliver or destroy shall not apply (i) to the extent the Holders are required to retain a copy of such Prospectus (A) to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data backup.

3.5  Reporting Obligations. As long as any Holder shall own Registrable Securities, Holdings, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Holdings after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act. Holdings further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Holdings Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission, to the extent that such rule or such successor rule is available to Holdings), including providing any customary legal opinions. Upon the request of any Holder, Holdings shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6  Restrictive Legend Removal. In connection with a Registration pursuant to Sections 2.1, 2.2, 2.3 or 2.5, upon the request of a Holder, Holdings shall (i) authorize Holdings’s transfer agent to remove any legend on share certificates of such Holder’s Registrable Securities restricting further transfer (or any similar restriction in book entry positions of such Holder), and cause Holdings’s counsel to issue an opinion to Holdings’s transfer agent in connection therewith, if such restrictions are no longer required by the Securities Act or any applicable state securities laws or any agreement with Holdings to which such Holder is a party, (ii) request Holdings’s transfer agent to issue in lieu thereof securities without such restrictions to the Holder upon, as applicable, surrender of any certificates or to update the applicable book entry position of such Holder so that it no longer is subject to such a restriction, and (iii) use commercially reasonable efforts to cooperate with such Holder to have such Holder’s Registrable Securities transferred into a book entry position at The Depository Trust Company, in each case, subject to delivery of customer documentation, including any documentation required by such restrictive legend or book entry notation.

Article IV
INDEMNIFICATION AND CONTRIBUTION

4.1  Indemnification.

4.1.1    Holdings agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors, employees, advisors, agents, representatives and each person who controls (within the meaning of the Securities Act) such Holder against all losses, claims, damages, liabilities and expenses (including reasonable and documented external attorneys’ fees) caused by any Misstatement, except insofar as the same are arising out of, based on or contained in any information furnished in writing to Holdings by such Holder expressly for use therein. Holdings shall indemnify the Underwriters, their officers and directors and each person who controls (within the meaning of the Securities Act) such Underwriters to the same extent as provided in the foregoing with respect to the indemnification of the Holders.

4.1.2    In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to Holdings in writing such information and affidavits as Holdings reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Holdings, its directors, officers, employees, advisors, representatives and agents and each person who controls (within the meaning of the Securities Act) Holdings against any losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented external attorneys’ fees) caused by any Misstatement is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls (within the meaning of the Securities Act) such Underwriters to the same extent as provided in the foregoing with respect to indemnification of Holdings.

4.1.3    Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4    The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. Holdings and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Holdings’ or such Holder’s indemnification is unavailable for any reason.

4.1.5    If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability except in the case of fraud or willful misconduct by such Holder. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, the indemnity agreement contained in this Section 4 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Holdings, which consent shall not be unreasonably withheld, conditioned, or delayed.

Article V

MISCELLANEOUS

5.1  Notices. All notices, demands, requests, consents, approvals or waivers and other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery (a) in person, (b) by e-mail (having obtained electronic delivery confirmation thereof), (c) by reputable, nationally recognized overnight courier service providing evidence of delivery, or (d) by registered or certified mail, pre-paid and return receipt requested. Each notice or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the second (2nd) business day following the date on which it is mailed, in the case of notices delivered by courier service, hand delivery or overnight mail, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation, and in the case of notices delivered by email, at such time as it is successfully transmitted to the addressee. Any notice or communication under this Agreement must be addressed to the applicable party at their respective addresses set forth in Schedule A hereto.

5.2  Assignment; No Third Party Beneficiaries.

5.2.1    This Agreement and the rights, duties and obligations of Holdings hereunder may not be assigned or delegated by Holdings in whole or in part.

5.2.2    This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.3    This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.4    No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate Holdings unless and until Holdings shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to Holdings, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3  Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

5.4  Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written. Without limiting the generality of the foregoing, SPAC and Sponsor hereby agree that the Prior Agreement is hereby terminated without giving effect to the terms providing for the survival of certain provisions thereof as set forth in Section 5.7 (Term) of the Prior Agreement and of no further force or effect.

5.5  Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the Supreme Court of the State of New York, New York County and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the above-named courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

5.6  WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE HOLDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.7  Amendments and Modifications. Upon the written consent of Holdings and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of Holdings, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected; provided further that no consent of any holder of piggyback registration rights shall be required with respect to any such waiver, amendment or modification, except with respect to any waiver, amendment or modification that adversely affects such holder of Piggyback Registration rights, solely in its capacity as a holder of Registrable Securities, in a manner that is materially different from the other Holders (in such capacity). No course of dealing between any Holder or Holdings and any other party hereto or any failure or delay on the part of a Holder or Holdings in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or Holdings. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party. Any amendment, termination, or waiver effected in accordance with this Section 5.8 shall be binding on each party hereto and all of such party’s successors and permitted assigns, regardless of whether or not any such party, successor or assignee entered into or approved such amendment, termination, or waiver.

5.8  Other Registration Rights. Holdings represents and warrants that no person, other than a holder of [(i) Registrable Securities [or (ii) securities of Holdings that are registrable in pursuant to the PIPE Subscription Agreements], has any right to require Holdings to register any securities of Holdings for sale or to include such securities of Holdings in any Registration by Holdings for the sale of securities for its own account or for the account of any other person. Further, Holdings represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.9  Scope of the Holders’ Obligations. In this Agreement, (a) any obligation, covenant, representation or warranty, indemnity, liability or other requirement provided by or in respect of any Holder shall be on a several basis (not jointly and not jointly and severally) as to such Holder and only pertain to it, (b) each Holder shall be liable for its own breaches and (c) no party hereto shall be entitled to recover more than once (i.e., “double recovery”) for the same loss or losses even in the event of breaches by multiple Holders.

5.10  Term. This Agreement shall terminate upon the earlier of (a) the fifth (5th) anniversary of the date of this Agreement and (b) the date as of which no Registrable Securities remain outstanding. The provisions of Section 3.5 and Article IV shall survive any termination.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDINGS:

THE AIR WATER COMPANY

By:
Name:
Title:

SPONSOR:

Athena Technology Sponsor II, LLC

By:
Name:
Title:

LEGACY COMPANY HOLDERS:

[●]

By:
Name:
Title:

OTHER HOLDERS:

[●]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Schedule A

HOLDINGS:

[NewCo]

Attn: [●]

Email: [●]

with a required copy to (which copy shall not constitute notice):

White & Case LLP

609 Main Street, Suite 2900

Houston, TX 77002

Attn: Jason A. Rocha

Email: jason.rocha@whitecase.com

SPONSOR:

Athena Technology Sponsor II, LLC

c/o Athena Technology Acquisition Corp. II,

442 5th Avenue,

New York, NY 10018

Attn: Isabelle Freidheim

Email: Isabelle@athenasponsor.com

with a required copy to (which copy shall not constitute notice):

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, TX 77002

United States

Attn: Ryan Maierson and Daniel Breslin

Email: ryan.maierson@lw.com; daniel.breslin@lw.com

LEGACY COMPANY HOLDERS:

[______________]:

[______________]

c/o [______________]

[______________]

[______________]

[______________]:

[______________]

c/o [______________]

[______________]

[______________]

OTHER HOLDERS:

[______________]:

[______________]

c/o [______________]

[______________]

[______________]

[______________]:

[______________]

c/o [______________]

[______________]

[______________]